Exhibit 99.2


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          Attachment to Form 4 in accordance with instruction 4(b)(v).
                         FORM 4 JOINT FILER INFORMATION

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
   Name and Address:                                          D. E. Shaw & Co., L.P.
                                                              120 West Forty-Fifth Street, Floor 39,
                                                              Tower 45
                                                              New York, NY 10036

   Date of Event Requiring Statement:                         6/20/05
   Issuer and Ticker Symbol:                                  Danielson Holding Corporation ("DHC")
   Relationship to Issuer:                                    Other (see footnote 1)
   Designated Filer:                                          D. E. Shaw Laminar Portfolios, L.L.C.
   Title of Security:                                         Common Stock
   Amount of Securities Beneficially Owned:                   26,494,125
   Ownership Form:                                            See footnote 1
   Signature:                                                 See attached signature page



   Name and Address:                                          D. E. Shaw & Co., L.L.C.
                                                              120 West Forty-Fifth Street, Floor 39,
                                                              Tower 45
                                                              New York, NY 10036

   Date of Event Requiring Statement:                         6/20/05
   Issuer and Ticker Symbol:                                  Danielson Holding Corporation ("DHC")
   Relationship to Issuer:                                    Other (see footnote 1)
   Designated Filer:                                          D. E. Shaw Laminar Portfolios, L.L.C.
   Title of Security:                                         Common Stock
   Amount of Securities Beneficially Owned:                   26,494,125
   Ownership Form:                                            See footnote 1
   Signature:                                                 See attached signature page



   Name and Address:                                          David E. Shaw
                                                              120 West Forty-Fifth Street, Floor 39,
                                                              Tower 45
                                                              New York, NY 10036

   Date of Event Requiring Statement:                         6/20/05
   Issuer and Ticker Symbol:                                  Danielson Holding Corporation ("DHC")
   Relationship to Issuer:                                    Other (see footnote 1)
   Designated Filer:                                          D. E. Shaw Laminar Portfolios, L.L.C.
   Title of Security:                                         Common Stock
   Amount of Securities Beneficially Owned:                   26,494,125
   Ownership Form:                                            See footnote 1
   Signature:                                                 See attached signature page


                                        D. E. SHAW & CO., L.P.


                                        By:-------------------------------------
                                           Name:  Julius Gaudio
                                           Title: Managing Director


                                        D. E. SHAW & CO., L.L.C.


                                        By:-------------------------------------
                                           Name:  Julius Gaudio
                                           Title: Managing Director


                                        David E. Shaw


                                        By:-------------------------------------
                                           Name:  Julius Gaudio
                                           Title: Attorney-in-Fact for
                                                  David E. Shaw*

_____________________________________
* Power of Attorney previously filed.